Power Purchase Agreement (PPA)

Le Gestion de l'Eau et de l'Électricité aux Comores (MA-MWE)
&
BioCrude Technologies, Inc.

Document Owner:	BioCrude Technologies, Inc.
Effective Date:	08-01-2016

Version

Version	Date	Description	Author
1.0	08-01-2016	Power Purchase Agreement (PPA)	Mr. John MOUKAS

Approval

(By signing below, all Approvers agree to all terms and conditions outlined in this Agreement)

Approvers	Name	Signed	Approval Date
BioCrude Technologies, Inc.	Mr. John MOUKAS		Jan. 11, 2016
Commissariat à l'Environnement, à l'Urbanisme, au Développement Durable et à l'Énergie, à l'Emploi, à l'Entreprenariat et à la Solidarité	M. ~~Mouigni ASSOUMANI~~ ANLI MAHAMOUDOU		11/01/16
Commissariat à la Sécurité intérieure, à la Fonction Publique, à l'Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l'Information	M. ~~Yvon Raoul DELABEYRE~~ MOHAMED ABDOU M'HADJOU		11/1/16 11/01/2016
Commissariat aux Finances, au Budget, à l'Economie, au Commerce Intérieur, à l'Industrie, au Plan, chargé de la promotion des Investissements	M. ~~Soilihy HAMADI~~ YVON RAOUL DELAPEYRE		
Gouvernorat de l'Île Autonome de la Grande Comore	Son Excellence Mouigni Baraka Said SOUAHILI		Jan 11, 2016

Nota Bene:

FOR AND ON BEHALF OF INTERNENANTS:

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

The Honourable Mouigni Baraka Said SOUAHILI, Governor

Signature: ______________________

Date: Jan / 11 / 2016

COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ

Mr. ~~Mouigni ASSOUMANI~~, Commissioner
FASLI MAHAMOUDOU

Signature: ______________________

Date: 11 / 01 / 2016

COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION

Mr. [redacted], Commissioner
MOHAMED ABDOU MAHADIOU

Signature: ______________________

Date: 11 / 01 / 2016

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS

Mr. ~~Soalihy HAMADI~~, Commissioner
YVON RAOUL DECAPEYRE

48

Signature: ______________________

Date: 11 / 01 / 2016

SIGNED, SEALED AND DELIVERED BY: SECOND PARTY

FOR AND ON BEHALF OF SELLER:

BIOCRUDE TECHNOLOGIES, INC

Mr. John MOUKAS, Chairman/CEO

Signature: ______________________

Date: Jan 11 / ________ / 2016